# Delivering.
# The Road Ahead.

June 8, 2021

SHYFT GROUP | 2021 ANALYST & INVESTOR CONFERENCE

# Video



**Juris Pagrabs**

Group Treasurer / Head of IR

# Forward-Looking Statement

This presentation contains several forward-looking statements that are not historical facts, including our revenue and earnings guidance, all other information provided with respect to our outlook for 2021 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that are not historical facts. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions regarding future expectations. Furthermore, statements contained in this presentation relating to the COVID-19 pandemic, the impact of which remains inherently uncertain on our financial results, are forward-looking statements. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences include future developments relating to the COVID-19 pandemic, including governmental responses, supply chain shortages, and potential labor issues; operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions including weaknesses resulting from the COVID-19 pandemic; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; restructuring of our operations, and/or our expansion into new geographic markets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationships with major customers, suppliers, or other business partners; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. Other factors that could affect outcomes are set forth in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this release are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this release, whether as a result of new information, future events, or otherwise.

The financial results included within this presentation are from continuing operations unless otherwise noted.

# Agenda

| | |
|---|---|
| 10:00 AM | Welcome and Introductions |
| 10:05 AM | Delivering on our Growth Strategy<br>**Daryl Adams** |
| 10:15 AM | Fleet Vehicles & Services Business Review<br>**Chad Heminover** |
| 10:30 AM | Specialty Vehicles Business Review<br>**Steve Guillaume** |
| 10:45 AM | BREAK |
| 11:00 AM | Shyft Innovation Group<br>**Daryl Adams** |
| 11:10 AM | Financial Review<br>**Jon Douyard** |
| 11:25 AM | The Road Ahead<br>**Daryl Adams** |
| 11:30 AM | Q&A - Panel |
| 12:00 PM | Closing |



**Daryl Adams**
President and CEO



**Chad Heminover**
President
Fleet Vehicles & Services

**SHARED EXPERIENCE**
Blended Auto & non-auto
Big company DNA
Lean manufacturing
Successful M&A
Progressive experience



**Steve Guillaume**
President
Specialty Vehicles



**Jon Douyard**
Chief Financial Officer



**Daryl M. Adams**

President and Chief Executive Officer

# Delivering. The Road Ahead.

### The Path Forward

- Strategic growth plan
- Transformed portfolio
- Rebranded to The Shyft Group

### Enhanced Corporate Culture

- Customer-driven, purpose-built innovation
- Operational excellence
- Movement towards sustainability and stewardship

### Driving Strong Results

- Consistent double-digit revenue and profitability growth
- Top quartile TSR

# The Shyft Growth Strategy

### 16 MFG Operations
in 10 States & 2 Countries

$491M

Fleet Vehicles & Services


$676M
Sales

$185M

Specialty Vehicles

### Industry Leading Brands

UTILIMASTER · ROYAL TRUCK BODY · STROBES R US · DURAMAG · MAGNUM · SPARTAN · BUILTMORE

**2018**
East coast expansion

**2019**
West & Southwest expansion

**2020**
Expanded product portfolio

**2021**
Launched Velocity vehicle

### North American Leader
in specialty vehicle manufacturing and assembly for the commercial vehicle market



# Transformation of the Portfolio

## 2015*

**$105M** Market Cap

*$3.11 Share Price*

**$550M** Sales


Parcel
Motorhome
Emergency
Linen/Food/Other

**2.0%** Adj. EBITDA

*Includes operations discontinued in 2020

## 2021

**$1.4B** Market Cap

*$39.52 Share Price**

**$875M** Sales**


Parcel
Motorhome
Infrastructure
Linen/Food/Other

**11.4%** Adj. EBITDA**

*As of 6.1.21 **Based on Midpoint Forecast

**Shifted focus to higher growth segments** of Last Mile Delivery and Infrastructure

**Deployed over $100M toward M&A** on 4 strategic transactions

**Focused on lean initiatives across factories**

**Built out footprint –** current facilities within 85% of the population

**Strengthened management team** to support accelerated growth

**5X TSR**

vs. peers since 2015

# Four Strategic Objectives to Drive Shareholder Value

**Customer focused innovation to drive growth**



**Organic Growth**

- Product innovation
- Geographic expansion



**Operational Excellence**

- Lean initiatives
- Automation



**Strategic Acquisitions**

- Bolt-on / new product
- Leverage cost structure

SHYFT INNOVATIONS

**Product Innovations**

- New technologies

# Focused ESG Efforts Underway



## Aligned with Growth Strategy

- Safeguard employees
- Set sustainability goals toward continuous improvements
- Achieve energy efficiency

- Diversity and inclusion
- Community and stakeholder engagement
- Respect for human rights

- Leading governance standards
- Management accountability
- Overall transparency

# The Road Ahead



Revenue
(in millions)
19% CAGR
16% CAGR
$357
$875
$1,750
2015
2021*
2025



Adjusted EBITDA
(in millions)
28% CAGR
31% CAGR
$20
$100
$265
2015
2021*
2025

*Based on Midpoint Forecast

## 2025 Financial Objectives

**Revenue** **$1.75B**

**Adj. EBITDA Margin** **15%**

## Enablers

- Strong brands
- Growing markets
- Leading technology
- Operational excellence
- Experienced leadership team



**Chad Heminover**

President, Fleet Vehicles & Services

# Fleet Vehicles and Services

**North American leader in purpose-built delivery vehicle solutions**

## $491M in 2020 Sales

75% of Shyft Group



Revenue
(in millions)
17% CAGR
$228
$491
2015
2020



Adjusted EBITDA
(in millions)
37% CAGR
$18
$85
2015
2020

## Total Addressable Market
## $3.2B



Revenue By End Market
Parcel
Retail
Utility
Linen
Food & Bev
Government

**Growth Drivers**

- Parcel delivery
- Replacement cycle
- Breadth of innovative products
- One-stop shop
- EV adoption

# Industry Leading Breadth of Product

| | Cargo Van Upfit | "Velocity" | Traditional Walk in Van | Truck Body |
|---|---|---|---|---|
| |  |  |  |  |
| | Class 1 & 2 GVWR 6,000 - 10,000 lbs. | Class 2 & 3 GVWR 9,350 - 12,125 lbs. | Class 4 & 5 GVWR 16,000 - 19,500 lbs. | Class 6 & 7 GVWR 26,000 - 33,000 lbs. |
| Vehicle Life | 3 – 7 years | 5 – 7 years | 15 – 20 years | 7 – 10 years |
| Est. Annual Units* | 500,000 | *15,000* | 35,000 | 80,000 |
| Share |  7% 49% 44% Utilimaster National Upfitters Regional Upfitters |  100% Utilimaster |  ~50% ~50% Utilimaster Morgan Olson |  6% 42% 38% 14% Utilimaster Morgan Corp Wabash/Supreme Others |
| TAM | $1.2B TAM | $2.0B TAM | | |

Available in EV, CNG, and propane propulsion technologies · Available in refrigeration

*Source: *2020 SpecialtyTransportation.net Reports and management estimates*

# Parcel Delivery Growth Clear through 2025

## Major Carrier Fleet Size*



(Units in thousands)
12% CAGR
150
250
450
2015
2020
2025

### Parcel Outlook

- U.S. package volume to increase to ~31B packages by 2025 – a 7-10% CAGR
- COVID-19 accelerated shift to e-commerce by 2-3 years
- Alternative delivery tech (drones, etc.) not expected to become significant competition

*Estimated amounts and includes only walk-in-vans and cargo vans and excludes USPS. Source: Third party commissioned study.

## Fleet Vehicle Demand Sources



(Units in thousands)
250
(100)
100
200
450
2020
Retiring
Replacing
Market Growth
2025

### Utilimaster: Industry Leader in Parcel

- WIVs remain unmatched in cargo capacity, durability, and efficiency
- Well positioned ship-thru upfitting business provides good exposure to growth in cargo vans
- Large installed base and long-standing customer relationships

# Diversification Initiatives

**Attractive market opportunities with annual revenue potential of ~$100M by 2025**



Grocery
Construction
Government
Telecom
New & Emerging Markets
Retail
Rental
Pest Control

**Refrigeration Upfit**

- Refrigeration products thru partnerships

**Expanding Upfitting Capabilities**

- Cranes, winches, jackhammers
- Self-contained generator, welding station

**Pick-up Truck Upfit Ship-Thru**

- Bed caps & side outs
- Toolboxes & pull-out storage
- Racks & ladders

## Enablers

National footprint

Flexible manufacturing

Versatile product lines

Capable employees

# Customer-Focused Culture of Innovation

**Work-Driven Design® = The Utilimaster Difference**

- Learn & Listen
- Needs Assessment
- Design & Innovate
- Build & Implement
- Optimize

**Responsive to Customer Needs**

| | |
|---|---|
| 3 | Average months required to get to full production |
| 15 | Average months from full body design to production |
| >$200M | New product backlog as of 1Q21 |
| 2,522 | Number of alternative propulsion vehicles delivered since 2004 |

# Continuous Mindset of Innovation






**2019 - AUGUST**
Utilimaster launches F59 EV Lithium-Ion chassis with Motiv partnership

**2020 – Q3**
Utilimaster developed 2 Electric Vehicles with SEA Electric

**2021 - MARCH**
Utilimaster redeveloping Trademaster utility offering

**2022 - MARCH**
Utilimaster developing new walk-in-van Body

**2019** | **2020** | **2021** | **2022**

**2019 - JULY**
Utilimaster launches EV Reach with Cummins partnership

**2020 - AUGUST**
Utilimaster launched Velocity-M3 Class-3 walk-in-van

**2020 - NOVEMBER**
Utilimaster launched Velocity-F3 Class-2 walk-in-van

**2021 - MAY**
Utilimaster developing Velocity-R2 Class-2 walk-in-van

**2021 – NOVEMBER (LIGHT BODY)**
Utilimaster developing new Class-3 body







# FVS Electric Vehicle Strategy

**Demand for EVs is strong but there are significant barriers** to adoption, which will limit widespread deployment until the mid 2020s

**FVS EV customer-driven strategy currently includes:**

- Integrating OEM EV chassis into a specialty vehicle product
- EV skateboard – partnering with EV chassis suppliers to manufacture EV vehicles
- Key party that interfaces with end customers and understands their needs

**FVS EV initiatives to remain body "builder of choice"**

- Weight reduction
- Alternative materials
- New technologies for power load optimization
- Modernize design
- Modular design
- Ease of serviceability

# Margin Expansion through Operational Excellence

## Labor

- Process innovation
- Standardization
- Leveraging lean principles



% of Sales
80 bps decrease
2015
2020

## Material Cost

- Global sourcing
- Vertical integration
- Alternative materials
- Pricing



% of Sales
370 bps decrease
2015
2020

## Walk-in-van Capacity

- Same footprint increased output
- Production automation
- Flexible manufacturing



Production Capacity Increase
34% Increase
2019
2020

**EBITDA margin expansion of 10 pts since 2015**

# Continuous Improvement Case Study

**Project Charter: Bristol Door Build Kaizen Team – October 2020**

**Before**



**After**



**Realized Benefits**

- Daily door production up +13%
- Reduced man hours per unit by -45%
- Safety burden lowered by -56%
- Sq. footage requirement reduced by -30%
- WIP inventory reduced by -89%

**Annualized savings $400K**

# The Road Ahead

**Winning Formula**

### Organic Growth
- Parcel delivery
- Velocity
- Propulsion agnostic products
- Customer-driven innovation

### Continuous Operational Improvement
- In-house fabrication / automation
- Flexible manufacturing
- Global sourcing

### Strategic Acquisitions
- New product category
- Vertical integration
- Aftermarket

**Adjusted EBITDA ~20%**


12 Pt. increase
8%
17%
20%
2015
2020
2025



**Steve Guillaume**

President, Specialty Vehicles

# Specialty Vehicles

**North American leader in service vehicle and specialty chassis manufacturing**

## $185M in 2020 Sales

25% of Shyft Group

**Revenue**
(in millions)



7% CAGR
$132
$185
2015
2020

**Adjusted EBITDA**
(in millions)



26% CAGR
$6
$19
2015
2020

## Total Addressable Market $1.7B*

**Revenue By End Market**



Commercial Truck
Motorhome/Parts
Infrastructure/Construction

**Growth Drivers**

- U.S. infrastructure spend
- Consumer confidence (RV)
- GDP growth
- Innovation / content
- Residential and commercial construction

*Source: 2020 SpecialtyTransportation.net, Statistical Surveys, Polk and management estimates

# Industry Leading Specialty Brands

| | RV Chassis TAM: $610M | Builtmore TAM: $90M |
|---|---|---|
| | SPARTAN RV CHASSIS  | BUILTMORE   |
| Product | **Premier Class A diesel foundation** with best-in-class product technology | **EV** Contract Mfg.; **N-Gas** GVWR 14,000 lbs.; **F-Series** GVWR 26,000 lbs. |
| Partners | ENTEGRA COACH, NEWMAR, Jayco, FORETRAVEL MOTORCOACH | **Full Portfolio of Class 3-7** ISUZU |
| Growth Drivers | • Proven ability to gain market share through innovation and platform expansion<br>• Strong customer demand driven by aging population and post-COVID travel<br>• Continued operational focus<br>  ◦ Adjusted EBITDA up 280% since 2015 | • 3 new EV contract manufacturing projects in process<br>• Expand offerings as Isuzu 'Supplier of Choice'<br>  ◦ Class 5 Q1 2021<br>  ◦ Class 7 Q3 2021<br>• Launched new modification center in 2020 - $1M+ revenue potential with strong growth opportunity |



16%
30%
2015
1Q21
Market Share

# Recent Acquisitions

ROYAL TRUCK BODY

DURAMAG









**$100M+**
Combined Revenues Run Rate



**100% increase in profitability**

**After Acquisition**

**25%+ ROIC by year 3**

# Driving Organic Service Body Growth Through Product Extension

**Service Body TAM: $1.0B**



- Comprehensive portfolio steel and aluminum service bodies
- Innovative high-quality truck accessories
- Meeting geographic demand of customers

**Market Share:**
**3% in 2019 to 6% in 2021**



Severe duty bodies with crane



Contractor & platform bodies



Dump & landscape



New e-coated steel service body XP



Accessory product expansion



Service van body

# Organic Growth: Geographic and Commercial Initiatives


DURAMAG
MAGNUM
Expansion to the West
ROYAL
TRUCK BODY
Expansion to the East

**National Expansion**
- Expansion East and West
- Ecommerce growth of accessories
- New growth territories

**Channel**
- Added ship through locations
- Expansion of company branches
- Drove 20% increase in chassis pool

**Product**
- Cross-pollination of Duramag and RTB
- Expanded customer offerings
- Innovation driving product differentiation

**Service Body Market Share**


13% Point Improvement
2019
2025
Target Share Growth

**Now Rated in Top-5 within OEM Chassis Pools**

**Target – Double the business by 2025**

# Driving Innovation Across Entire Portfolio

## Service Body





- Next generation service body
- Internal hinge
- Maglock electronic locking
- Accessory expansion
- Fortress locking



Toolbox



Maglock Electronic Locking



Fortress 5-Point Locking

## Motorhome



- Advance protection
- Safe haul
- Mobile eye
- Digital instrument cluster
- Ride and handling



360° Sense Camera System



Gen 2 Digital Dash

## Builtmore



- Multi-product assembly operations
- EV system upfit
- Production flexibility
- Quality systems



# Margin Expansion through Operational Excellence

## Labor – Royal Truck Body

- Execution of lean manufacturing
- One piece flow
- Process flow optimization

**% of Sales**



160 bps reduction
2019
1Q21

## Operation Consolidation - Motorhome

- MFG footprint consolidation
- Line side material / sub-assembly
- Increased capacity

**Hours Per Unit Reduction**



22% reduction
2020
1Q21

## Capacity - DuraMag

- Same footprint - increased output
- Improved process flow
- Production capital

**Capacity**



40% increase
2020
1Q21

**EBITDA margin expansion of 6 pts since 2015**

# The Road Ahead

**Winning Formula**

**Organic Growth**

- Innovation
- Product expansion
- Lifecycle customer value

**Continuous Operational Improvement**

- In-house fabrication / automation
- Lean manufacturing
- Capital enhancements

**Strategic Acquisitions**

- Consolidate fragmented markets
- Product portfolio expansion
- National expansion - market penetration

**Adjusted EBITDA ~15%**



11% pt increase
5%
10%
15%
2015
2020
2025

# Intermission



**Daryl M. Adams**

President and Chief Executive Officer

# Electric Vehicle Landscape is Changing

**Governmental and company "green" mandates driving electric vehicle adoption**

**Customers are looking for an OEM purpose-built EV chassis**

**$16B TAM in Class 3, 4 & 5 vehicles for North America**

**Over 50% of global light and medium duty vehicles sales will be EV by 2040***

*Source: BloombergNEF 2020 EVO and management's estimates. Light duty commercial vehicles include last-mile and distribution vehicles weighing less than 3.5 tons. Medium duty commercial vehicles refer to freight and distribution vehicles weighing between 3.5-15 tons.

# Fleet "Green" Mandates Driving Adoption

## Fleet GHG Reduction Goals

| | | | | |
|---|---|---|---|---|
| ups | FedEx | amazon | aramark | pepsi |
| **(12%) GHG** by 2025 | **All Electric** PUD by 2040 | **Carbon Neutral** by 2040 | **Net Zero** GHG by 2040 | **(15%) GHG** by 2025 |

# Shyft's Expertise is Second to None

Shyft has built specialty vehicles chassis for 46 years

Shyft has built alternative propulsion vehicles for 17 years

Shyft has built electric vehicles for 9 years

| | |
|---|---|
| Hybrid vehicles | 1,223 units |
| CNG vehicles | 821 units |
| Propane vehicles | 10 units |
| Electric vehicles | 468 units |
| **Total** | **2,522 units** |

# SHYFT INNOVATIONS

New Technologies To Drive Future Growth

# Video

# Shyft Electric Vehicle Chassis

## Performance Specifications

### Purpose-Built Flat Modular Solution
- Medium-duty chassis
- 5,000 lb. payload
- Two wheel-base lengths

### Battery specifications
- 120-160 kWh packs (Li-ion-NMC)
- 150-175 mile range @ 50% payload
- Charge time of 2-6 hrs

### Performance
- Top Speed of 65 mph
- 10-year life cycle
- 5-year / 100,000-mile powertrain warranty



### Optimized Flat Modular Design
- Vehicle class and application agnostic
- Cost-effective customization
- Software-enabled platform and integration

# Program Timeline and Manufacturing Plan

**Total investment for the program is estimated to be between $50-75 million**


2021
2022
2023
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Phase 1
Proof of Concept
POC Builds
Phase 2
Detailed Design
Production Design
Phase 3
Design Validation
Prototype Builds
DV Testing
Phase 4
Production Readiness
Pilot Builds
Phase 5
Production Launch
Production Ramp-Up

- **Leverage Shyft's experienced chassis team**
- **Leverage industry EV supply base and integrate proven components**
- **Leverage deep knowledge of product and service delivery needs**



**Jon Douyard**

Chief Financial Officer

# Historical Financial Performance

### Revenue


16% CAGR
$357
$408
$404
$571
$757
$676
$875
2015
2016
2017
2018
2019
2020
*2021

### Adjusted EBITDA


31% CAGR
$20
$32
$32
$35
$64
$76
$100
2015
2016
2017
2018
2019
2020
*2021

### Backlog


34% CAGR
$114
$109
$87
$143
$333
$479
$667
2015
2016
2017
2018
2019
2020
1Q21

### ROIC**


Up 20% Points
0%
12%
10%
10%
16%
16%
20%
2015
2016
2017
2018
2019
2020
*2021

**Results of portfolio transformation are clear**

*Based on Mid-point Forecast
** ROIC is net operating profit after taxes divided by average long-term debt and shareholders' equity

# 2025 Roadmap

**GDP+ Sales Growth**

- Parcel market tailwinds
- New product launches
- EV chassis launch

**Accelerate Strategy**

- Organic investments in portfolio
- Maintain strong balance sheet
- Disciplined M&A
- Investment in innovation



Sales Growth
Margin Expansion
Top Quartile TSR
Capital Allocation
Robust Free Cash Flow

**Operational Excellence**

- Pricing > inflation
- VAVE initiatives
- Lean & labor efficiencies
- Leverage cost structure

**Working Capital Efficiency**

- Annual targets on cash conversion cycle
- Rigorous inventory management

# 2025 Revenue Roadmap



(in millions)
$875
$150
+10% CAGR
$100
2x Business
$125
FVS Market Expansion
Contract Mfg Opportunities
$150
$350
$1,750
2021*
Parcel
Service Body
Other Commercial
EV Chassis
M&A
2025



Sales Growth
Margin Expansion
Top Quartile TSR
Capital Allocation
Robust Free Cash Flow

*Based on Midpoint Forecast

# 2025 Adjusted EBITDA Roadmap


(in millions)
11.4%
15.0%
+2 pts
SG&A
R&D
+2 pts
~25 – 50 bps/yr
2021*
Price (net)
Mix
Productivity
Opex
2025


Sales Growth
Margin Expansion
Top Quartile TSR
Capital Allocation
Robust Free Cash Flow

*Based on Midpoint Forecast

# Driving Sustainable Strong Free Cash Flow is a Priority

**> 100%**

Targeted annual cash conversion ratio* by 2024



44% CAGR
(in millions)
$8
$10
$17
$24
$50
2015
2016
2017
2018
2019
2020

**2X increase in 2020 despite COVID headwinds**



Sales Growth
Margin Expansion
Top Quartile TSR
Capital Allocation
Robust Free Cash Flow

*Free cash flow / Net income
FCF: Operating cash flow less property, plant and equipment (includes discontinued operations)

# Capital Allocation Framework

## Capital Allocation

**2015-2020:** Total $230M Investment



5%
25%
9%
61%
Share Repurchase
M&A
Dividend
CapEx

### Framework

- Maintain dividend
- Fund operations & innovation
- M&A
- Share repurchase
- Dividend increase

## Debt Structure



Leverage Ratio
(times adjusted EBITDA)
0.3x
0.6x
0.8x
1.4x
0.4x
0.6x
2015
2016
2017
2018
2019
2020
1Q21

- Prudent debt management
- Solid banking relationship



Sales Growth
Margin Expansion
Top Quartile TSR
Capital Allocation
Robust Free Cash Flow

**~$400M Free Cash Flow through 2025 with up to ~3.0X EBITDA of additional debt capacity**

# Acquisition Playbook

**Disciplined, focused, and strategic approach to M&A**

**Strategic Fit**
- Long-term market attractiveness
- Demonstrated product innovation
- Strong brand and competitive advantage
- Accretive financial profile

**Value Creation**
- Focus on ROIC
- Accelerate growth strategy
- Cross-selling/pollination opportunities
- Product portfolio and geographic expansion
- Lean opportunities

STROBES R US — General Truck Body Inc — Royal Truck Body — DuraMag

2017 | 2018 | 2019 | 2020 | 2021

# Why Invest in The Shyft Group

**Leading product offerings in high growth markets**

**Proven ability to expand margins**

**Strong balance sheet with FCF generation expected to grow through 2025 and beyond**

**Disciplined approach to M&A and internal investments**

**Demonstrated performance of delivering top tier TSR**



**Daryl M. Adams**

President and Chief Executive Officer

# The Road Ahead.

| Leading purpose-built vehicle manufacturer | Strengthen and grow the core business | Accelerate the road ahead | Increase shareholder value |
|---|---|---|---|

**Our Goal**

To become #1 or #2 in each market we serve

**Well-positioned**

- Focused new management team
- Operational improvements
- Improved product portfolio
- Customer-centric focus
- Financial strength

**Financial Objectives**

- $1.75 billion in sales
- 15% adj. EBITDA margins
- Improve cash flow
- Enhance shareholder returns

**Shareholder Alignment**

Management's long-term goals closely aligned with shareholders

# Q&A Session

# Appendix



# Reconciliation of Non-GAAP Financial Measures

This presentation presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present these non-GAAP measures because we consider them to be important supplemental measures of our performance. The presentation of these non-GAAP measures enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe these measures to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting these non-GAAP measures is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of these non-GAAP measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

# Reconciliation of Non-GAAP Financial Measures

**Financial Summary (Non-GAAP)**
**Continuing Operations**
*(In thousands, except per share data)*
*(Unaudited)*

| | 2020 | 2019 | 2018 | 2017 | 2016 | 2015 |
|---|---|---|---|---|---|---|
| Income from continuing operations | 38,289 | 36,790 | 18,116 | 17,471 | 18,273 | 149 |
| Net (income) loss attributable to NCI | (347) | (140) | - | 1 | 7 | - |
| Interest | 1,293 | 1,839 | 1,080 | 864 | 410 | 365 |
| Taxes | 9,867 | 10,355 | 3,334 | 2,382 | 6,645 | 13,366 |
| Depreciation & amortization | 13,903 | 6,073 | 6,214 | 6,032 | 5,215 | 4,959 |
| EBITDA | 63,005 | 54,917 | 28,744 | 26,750 | 30,550 | 18,839 |
| | | | | | | |
| Restructuring and other related charges | 1,873 | 316 | 662 | 798 | - | - |
| Acquisition related expenses and adjustments | 1,332 | 3,531 | 1,952 | 588 | 14 | - |
| Non-cash stock-based compensation expense | 7,706 | 5,281 | 4,027 | 3,536 | 1,536 | 1,198 |
| Loss from write-off of construction in process | 2,430 | - | - | - | - | - |
| Adjusted EBITDA | 76,346 | 64,045 | 35,385 | 31,672 | 32,100 | 20,037 |
| | | | | | | |
| Income from continuing operations | 38,289 | 36,790 | 18,116 | 17,471 | 18,273 | 149 |
| Net (income) loss attributable to NCI | (347) | (140) | - | 1 | 7 | - |
| Restructuring and other related charges | 1,873 | 316 | 662 | 798 | - | - |
| Acquisition related expenses and adjustments | 1,332 | 3,531 | 1,952 | 588 | 14 | - |
| Non-cash stock-based compensation expense | 7,706 | 5,281 | 4,027 | 3,536 | 1,536 | 1,198 |
| Loss from write-off of construction in process | 2,430 | - | - | - | - | - |
| Accelerated depreciation of property, plant and equipment | 3,061 | - | - | - | - | - |
| Deferred tax asset adjustment | 376 | 135 | (313) | (4,226) | (2,932) | 9,379 |
| Favorable tax rate in income taxes receivable | (2,610) | - | - | - | - | - |
| Tax effect of adjustments | (3,892) | (2,056) | (1,433) | (1,713) | (550) | (447) |
| Adjusted net income | 48,218 | 43,857 | 23,011 | 16,455 | 16,348 | 10,279 |
| | | | | | | |
| EPS | 1.05 | 1.03 | 0.52 | 0.50 | 0.53 | - |
| Restructuring and other related charges | 0.05 | - | 0.02 | 0.02 | - | - |
| Acquisition related expenses and adjustments | 0.04 | 0.11 | 0.06 | 0.02 | - | - |
| Non-cash stock based compensation expense | 0.21 | 0.15 | 0.11 | 0.10 | 0.05 | 0.03 |
| Loss from write-off of construction in process | 0.07 | - | - | - | - | - |
| Accelerated depreciation of property, plant and equipment | 0.09 | - | - | - | - | - |
| Deferred tax asset adjustment | 0.01 | - | (0.01) | (0.12) | (0.08) | 0.28 |
| Favorable tax rate in income taxes receivable | (0.07) | - | - | - | - | - |
| Tax effect of adjustments | (0.11) | (0.05) | (0.04) | (0.05) | (0.02) | (0.01) |
| Adjusted EPS | 1.34 | 1.24 | 0.66 | 0.47 | 0.48 | 0.30 |

# Reconciliation of Non-GAAP Financial Measures

**Financial Summary (Non-GAAP)**
**Consolidated**
*(In thousands*
*(Unaudited)*

| | 2020 | 2019 | 2018 | 2017 | 2016 | 2015 |
|---|---|---|---|---|---|---|
| Operating Activities | | | | | | |
| Net earnings (loss) | $ 33,166 | $ (12,426) | $ 15,012 | $ 15,934 | $ 8,603 | $ (17,480) |
| Depreciation & amortization | 14,187 | 11,180 | 10,370 | 9,937 | 7,903 | 7,437 |
| Asset impairments | - | 53,131 | - | - | 406 | 2,234 |
| Other non-cash charges | 33,403 | (12,958) | 2,579 | 8,649 | 11,846 | 21,709 |
| Changes in assets and liabilities | (16,424) | (4,746) | (19,935) | (12,504) | (5,430) | (1,044) |
| Net cash provided by operating activities (A) | 64,332 | 34,181 | 8,026 | 22,016 | 23,328 | 12,856 |
| | | | | | | |
| Capital expenditures (B) | (14,534) | (10,042) | (8,985) | (5,340) | (13,410) | (4,895) |
| Acquisition of business, net of cash | (18,050) | (88,938) | (5,200) | (28,903) | - | - |
| Proceeds from sale of business | 47,500 | - | - | - | - | - |
| Proceeds from long-term debt | 16,000 | 92,000 | 7,684 | 32,919 | 10 | - |
| Payments on long-term debt | (81,000) | (30,175) | (66) | (15,070) | (5,058) | (75) |
| Payment of dividends | (3,565) | (3,572) | (3,516) | (3,508) | (3,444) | (3,426) |
| Purchase and retirement of common stock | (7,503) | (793) | (656) | - | (2,000) | - |
| Other | (1,534) | (751) | (3,371) | (632) | (86) | (329) |
| Net increase (decrease) in cash and cash equivalents | $ 1,646 | $ (8,090) | $ (6,084) | $ 1,482 | $ (660) | $ 4,131 |
| | | | | | | |
| Free cash flow (A-B) | $ 49,798 | $ 24,139 | $ (959) | $ 16,676 | $ 9,918 | $ 7,961 |

# Reconciliation of Non-GAAP Financial Measures

**Financial Summary (Non-GAAP)**
Consolidated*
*(In thousands)*
*(Unaudited)*

| | 2021** | 2020 | 2019 | 2018 | 2017 | 2016 | 2015 |
|---|---|---|---|---|---|---|---|
| Operating income (loss) | $ 73,821 | $ 48,848 | $ 47,614 | $ 22,518 | $ 19,349 | $ 24,699 | $ 12,807 |
| Less income tax expense | (21,549) | (9,867) | (10,355) | (3,334) | (2,382) | (6,645) | (13,366) |
| **Net operating profit after taxes (A)** | 52,272 | 38,981 | 37,259 | 19,184 | 16,967 | 18,054 | (559) |
| Beginning shareholders' equity | 200,159 | 171,747 | 186,082 | 168,269 | 152,952 | 148,491 | 168,618 |
| Ending shareholders' equity | 254,589 | 200,159 | 171,747 | 186,082 | 168,269 | 152,952 | 148,491 |
| Average shareholders' equity | 227,374 | 185,953 | 178,915 | 177,176 | 160,611 | 150,722 | 158,555 |
| Beginning long-term debt, including current portion | 23,639 | 88,847 | 25,607 | 17,989 | 139 | 5,187 | 5,261 |
| Ending long-term debt, including current portion | 38,282 | 23,639 | 88,847 | 25,607 | 17,989 | 139 | 5,187 |
| Average long-term debt, including current portion | 30,961 | 56,243 | 57,227 | 21,798 | 9,064 | 2,663 | 5,224 |
| **Total average long-term debt and shareholders' equity (B)** | 258,335 | 242,196 | 236,142 | 198,974 | 169,675 | 153,385 | 163,779 |
| **Return on Invested Capital (A/B)** | 20% | 16% | 16% | 10% | 10% | 12% | 0% |

**Based on Item 6, Selected Financial Data, from the Company's Form 10K for the selected years.*
***Based on Midpoint Forecast*

# Reconciliation of Non-GAAP Financial Measures

**Financial Summary (Non-GAAP)**
**Consolidated**
(in thousands, except per share data)
(Unaudited)

| The Shyft Group, Inc. | Forecast Twelve Months Ended December 31, 2021 Low | Mid | High |
|---|---|---|---|
| Income from continuing operations | $ 51,028 | $ 54,628 | $ 58,328 |
| Add: | | | |
| Depreciation and amortization | 13,462 | 13,462 | 13,462 |
| Interest expense | 1,295 | 1,295 | 1,295 |
| Taxes | 17,793 | 19,193 | 20,493 |
| EBITDA | $ 83,578 | $ 88,578 | $ 93,578 |
| Add (subtract): | | | |
| Non-cash stock-based compensation and other charges | 11,422 | 11,422 | 11,422 |
| Adjusted EBITDA | $ 95,000 | $ 100,000 | $ 105,000 |
| | | | |
| Earnings per share | $ 1.42 | $ 1.52 | $ 1.62 |
| Add: | | | |
| Non-cash stock based compensation and other charges | 0.32 | 0.32 | 0.32 |
| Less tax effect of adjustments | (0.09) | (0.09) | (0.09) |
| Adjusted earnings per share | $ 1.65 | $ 1.75 | $ 1.85 |

# Thank you.